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Scudder U.S. Treasury Money Fund

Class AARP and Class S Shares

Semiannual Report

November 30, 2001

Contents

<Click Here> Letter from the Fund's President

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Officers and Trustees

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder U.S. Treasury Money Fund	Ticker Symbol	Fund Number
Class AARP	SUSXX	159
Class S	SCGXX	059

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

We are pleased to report to you on Scudder U.S. Treasury Money Fund's most recent semiannual period ended November 30, 2001. As of the close of the period on November 30, Scudder U.S. Treasury Money Fund's seven-day yield was 1.38 percent (Class S shares). Over the six-month period, the total return of Class S shares of the fund was 1.22 percent, compared with the 1.33 percent average return of U.S. Treasury money market funds according to Lipper, Inc.

As the fund's managers explain in further detail in the Portfolio Management Review that begins on page 5, yields of money market securities have declined dramatically in the aftermath of 11 interest rate reductions by the U.S. Federal Reserve Board during 2001. The Fed took these actions in an attempt to revive the U.S. economy, which has been beset by declines in the U.S. stock market, slowdowns in the market for goods and services, layoffs and a high level of consumer debt. One of the main advantages of money market funds is that they seek to maintain a stable $1 share price. (Please note, the fund is not FDIC insured or guaranteed and it is possible to lose money.) If you'd like to discuss prudent alternative investments from Scudder that offer higher yield potential but would incur more risk, please call one of our knowledgeable representatives.

Thank you for your continued investment with Scudder. If you have any questions regarding Scudder U.S. Treasury Money Fund, please call us toll-free or visit us on the Web.

Sincerely,
/s/ Lin Coughlin

Linda C. Coughlin
President, Scudder U.S. Treasury Money Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Portfolio Management Review

Scudder U.S. Treasury Money Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder U.S. Treasury Money Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Frank J. Rachwalski, Jr. joined the Advisor in 1973 as a money market specialist within the fixed income group and assumed responsibility for the fund's day-to-day management and overall investment strategies in 1998. Mr. Rachwalski has been responsible for the trading and portfolio management of money market funds since 1974.

Portfolio Manager Christopher Proctor joined the Advisor and the fund team in 1999. Mr. Proctor began his investment career in 1990.

Portfolio Manager Jerri I. Cohen joined the Advisor in 1981 and the fund team in 2001. Ms. Cohen has 20 years of investment industry experience.

In the following interview, Portfolio Managers Frank J. Rachwalski, Christopher Proctor and Jerri I. Cohen discuss the market environment and their approach to managing the fund.

Q: How did the fund perform over its most recent semiannual period?

A: Over the six months ended November 30, 2001, Scudder U.S. Treasury Money Fund's seven-day yield declined from 3.16 percent to 1.38 percent (Class S shares), reflecting the Federal Reserve Board's year-long program of interest rate reductions. For the six-month period ended November 30, Class S shares of the fund returned 1.22 percent, compared with the 1.33 percent average return of U.S. Treasury money market funds according to Lipper, Inc.

Q: Do you think the Federal Reserve will lower interest rates further to boost the economy?

A: Following the close of the fund's semiannual period, the Fed cut interest rates a quarter of a percentage point on December 11, the 11th time the Fed has lowered interest rates since January 2001. It's an open question whether the Fed will cut rates any further; the answer will likely depend on what progress we see on the economic front, and whether Washington approves a fiscal stimulus package soon. We've seen some improvement in the economy and a rally in the stock market in late November and December. In addition, many businesses have reduced inventory, which makes it more likely that they would increase spending and boost overall economic activity in the near future.

Q: What are the prospects for higher money market rates in the near future?

A: During 2001 we saw a fair indication of what could occur. For a brief period, market participants believed that the Fed had finished raising interest rates for the current economic cycle. The money market yield curve1 reacted by steepening significantly, with 12-month instruments briefly rising almost a half percentage point in yield. Yields then reverted to current levels when the economy turned down following the events of September 11 and market participants returned to looking for relief in the form of interest rate cuts from the Fed.

1 The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

My point is that the Fed doesn't have to act in order for longer-term money market rates to rise. All market participants have to hear is that it's the end of the Fed's easing process, and money market rates will likely rise on their own, because the market's assumption is that once economic recovery is under way the Fed will eventually increase rates to ensure that inflation doesn't reemerge. If the economy experiences a relatively fast and sharp recovery, the Fed could become more concerned about inflationary pressures and raise rates more quickly.

Q: What has been your strategy over the last six months?

A: In the current environment we have extended the fund's maturity. (As of November 30, 2001, the fund's average maturity was 25 days, compared with 15 days as of May 31, 2001.) Of course, the market environment changed post-September 11. Before September 11, we thought the U.S. economy was in the process of stabilizing. We weren't as aggressive in terms of lengthening the fund's maturity because we believed that the elements of economic recovery were in place and that short-term interest rates might begin to increase. After September 11 there was a new environment as the economy dipped into recession and interest rates continued to fall. We've tried to prudently extend maturity to capture slightly higher yields than we would have otherwise.

Fund's Class S Shares Yields
	7-day annualized yield	7-day compounded effective yield
May 31, 2001	3.16%	3.20%
November 30, 2001	1.38%	1.39%

Q: What types of securities does the fund invest in?

A: The fund invests exclusively in short-term securities unconditionally guaranteed by the U.S. government (as to payment of principal and interest) and repurchase agreements fully backed by U.S. Treasury securities. While an investment in the fund is not insured by the FDIC or guaranteed, we consider the securities in which the fund invests to be relatively safe due to the government guarantee and their relatively short maturities.2

2 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Q: How did you allocate the fund's assets over the period?

A: In managing the portfolio, we focus on maintaining its average maturity within a target range and in selecting securities that we believe will benefit the fund given current interest rate trends. As a result, we generally donot make large asset allocation shifts within the fund's portfolio. During the six-month period, we continued to

Changes in the Federal Funds Rate in 2001
	New rate	Change
January 3	6.00%	-0.50%
January 31	5.50%	-0.50%
March 20	5.00%	-0.50%
April 18	4.50%	-0.50%
May 15	4.00%	-0.50%
June 27	3.75%	-0.25%
August 21	3.50%	-0.25%
September 17	3.00%	-0.50%
October 2	2.50%	-0.50%
November 6	2.00%	-0.50%
December 12	1.75%	-0.25%

The Federal Funds Rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The Federal Funds Rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity - an overnight loan.

emphasize repurchase agreements3 (commonly called "repos"), which comprised 37 percent of portfolio assets as of November 30. These short-term notes are collateralized by U.S. government notes and provide a yield that is often comparable with nongovernment-issued money market securities. These securities also tend to trade more inexpensively than comparable Treasury bills and often represent attractive value.

3 An agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term "parking place" for large sums of money.

Q: What is your outlook for the coming months?

A: We believe that the Fed is not going to increase short-term interest rates for at least six months, not until late second quarter 2002 at the earliest. As we've said, the market is likely to raise short-term rates on its own, ahead of the Fed. At the same time, there is a lot of uncertainty right now, and in the short run economic recovery is not a sure thing. Lagging indicators (for example, economic statistics that seem unfavorable, even when recovery has already begun), such as employment statistics, are weak. Some leading indicators (those that often predict future economic levels), including the stock market, have turned positive, at least for the moment.

In this context, we plan to keep the fund's average maturity at about the same level, or slightly longer than average. Because we think the economy is not going to snap back right away, we will wait for more solid evidence of economic recovery (as we explained earlier, the market itself will tend to boost rates when it sees real signs of recovery, in anticipation of Fed actions) before we shorten maturities. In that context we will also continue to emphasize very high credit quality. In addition, we will look for attractive opportunities as they arise and seek to maintain as high a yield for the fund as is consistent with stability of principal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Investment Portfolio as of November 30, 2001 (Unaudited)

	Principal Amount ($)	Value ($)
Repurchase Agreements** 37.0%
Greenwich Capital, 2.02%, to be repurchased at $40,015,711 on 12/6/2001	40,000,000	40,000,000
Lehman Brothers, 1.96%, to be repurchased at $15,022,867 on 12/7/2001 (b)	15,000,000	15,000,000
Morgan Stanley Dean Witter, 2.08%, to be repurchased at $25,043,333 on 12/5/2001 (b)	25,000,000	25,000,000
Morgan Stanley Dean Witter, 2.26%, to be repurchased at $25,095,736 on 12/17/2001 (b)	25,000,000	25,000,000
State Street Bank and Trust Company, 2.08%, to be repurchased at $27,295,730 on 12/3/2001	27,291,000	27,291,000
Total Repurchase Agreements (Cost $132,291,000)		132,291,000

U.S. Treasury Obligations 47.4%
U.S. Treasury Bills: 2.09%***, 12/6/2001	25,000,000	24,992,760
1.98%***, 12/13/2001	25,000,000	24,983,542
1.96%***, 12/20/2001	45,000,000	44,953,569
2.18%***, 1/17/2002	35,000,000	34,901,072
2.16%***, 1/24/2002	15,000,000	14,951,737
1.98%***, 2/7/2002	25,000,000	24,906,972
Total U.S. Treasury Obligations (Cost $169,689,652)		169,689,652

U.S. Government & Agencies 15.6%
Overseas Private Investment Corp., 2.5%*, 4/2/2007 (b) (Cost $55,860,000)	55,860,000	55,860,000
Total Investment Portfolio - 100.0% (Cost $357,840,652) (a)		357,840,652

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of November 30, 2001.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
*** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $357,840,652.
(b) The dates shown represent final maturity date, however these securities can be called upon demand.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2001 (Unaudited)
Assets
Investments in securities, at value (including repurchase agreements of $132,291,000) (cost $357,840,652)	$ 357,840,652
Cash	10
Interest receivable	364,970
Receivable for Fund shares sold	1,620,016
Other assets	2,792
Total assets	359,828,440
Liabilities
Dividends payable	14,122
Payable for Fund shares redeemed	480,289
Accrued management fee	133,188
Other accrued expenses and payables	134,096
Total liabilities	761,695
Net assets, at value	$ 359,066,745
Net Assets
Net assets consist of: Accumulated net realized gain (loss)	39,433
Paid-in capital	359,027,312
Net assets, at value	$ 359,066,745
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($7,780,769 / 7,779,921 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($351,285,976 / 351,247,137 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2001 (Unaudited)
Investment Income
Income: Interest	$ 5,940,106
Expenses: Management fee	734,995
Administrative fee	711,426
Trustees' fees and expenses	1,506
Other	4,708
Total expenses, before expense reductions	1,452,635
Expense reductions	(1,446)
Total expenses, after expense reductions	1,451,189
Net investment income	4,488,917
Net realized gain (loss) on investment transactions	39,433
Net increase (decrease) in net assets resulting from operations	$ 4,528,350

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31, 2001
Operations: Net investment income	$ 4,488,917	$ 18,761,753
Net realized gain (loss) on investment transactions	39,433	-
Net increase (decrease) in net assets resulting from operations	4,528,350	18,761,753
Distributions to shareholders from: Net investment income: Class AARP	(72,853)	(60,538)
Class S	(4,412,415)	(18,701,215)
Fund share transactions: Proceeds from shares sold	166,533,289	794,098,230
Reinvestment of distributions	4,271,710	17,657,047
Cost of shares redeemed	(195,583,515)	(793,326,431)
Net increase (decrease) in net assets from Fund share transactions	(24,778,516)	18,428,846
Increase (decrease) in net assets	(24,735,434)	18,428,846
Net assets at beginning of period	383,802,179	365,373,333
Net assets at end of period	$ 359,066,745	$ 383,802,179

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

	2001[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income (loss) from investment operations: Net investment income	.012	.033
Less distributions from: Net investment income and net realized gains on investment transactions	(.012)	(.033)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return (%)	1.22**	3.32**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5
Ratio of expenses (%)	.79*	.80*
Ratio of net investment income (loss) (%)	2.44*	4.92*

a For the six months ended November 30, 2001 (Unaudited).
b From October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
* Annualized
** Not annualized

Class S

	2001[a]	2001[b]	2000[b]	1999[c]	1998[d]	1997[d]	1996[d]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (loss) from investment operations: Net investment income	.012	.052	.047	.040	.047	.045	.048
Less distributions from: Net investment income and net realized gains on investment transactions	(.012)	(.052)	(.047)	(.040)	(.047)	(.045)	(.048)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	1.22**	5.33[e]	4.83[e]	4.09**e	4.83[e]	4.58[e]	4.91[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	351	379	365	427	389	399	396
Ratio of expenses before expense reductions (%)	.79*	.94	1.06[f]	1.08*	1.00	.94	.92
Ratio of expenses after expense reductions (%)	.79*	.75	.66[f]	.65*	.65	.65	.65
Ratio of net investment income (loss) (%)	2.44*	5.21	4.70	4.37*	4.72	4.49	4.80

a For the six months ended November 30, 2001 (Unaudited).
b Years ended May 31.
c For the eleven months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from June 30 to May 31.
d Years ended June 30.
e Total returns would have been lower had certain expenses not been reduced.
f The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.04% and .65%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For the purpose of the daily dividend, net investment income may include realized gains (losses) on portfolio securities.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $500,000,000 of the Fund's average daily net assets, 0.385% of the next $500,000,000 of such net assets and 0.37% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2001, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement, (the "Administrative Agreement"), ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.40% of average daily net assets of each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended November 30, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2001
Class AARP	$ 12,504	$ 1,998
Class S	722,491	115,748
	$ 734,995	$ 117,746

In addition, the Administrative Fee expense on the Statement of Operations includes ($23,569) changes in estimates of expenses.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2001		Year Ended May 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	5,547,566	$ 5,547,565	6,960,597*	$ 6,960,597*
Class S	160,989,225	160,985,724	787,134,592**	787,137,633**
		$ 166,533,289		$ 794,098,230
Shares issued to shareholders in reinvestment of distributions
Class AARP	69,108	$ 69,108	55,265*	$ 55,265*
Class S	4,202,603	4,202,602	17,601,782**	17,601,782**
		$ 4,271,710		$ 17,657,047
Shares redeemed
Class AARP	(2,858,874)	$ (2,858,874)	(1,993,741)*	$ (1,993,741)*
Class S	(192,724,749)	(192,724,641)	(791,332,690)**	(791,332,690)**
		$ (195,583,515)		$ (793,326,431)
Net increase (decrease)
Class AARP	2,757,800	$ 2,757,799	5,022,121*	$ 5,022,121*
Class S	(27,532,921)	(27,536,315)	13,403,684**	13,406,725**
		$ (24,778,516)		$ 18,428,846

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,446 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

Officers and Trustees

Linda C. Coughlin*
President and Trustee
Henry P. Becton, Jr.
Trustee; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Trustee; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Trustee; Consultant
Jean C. Tempel
Trustee; Managing Director, First Light Capital, LLC
Steven Zaleznick
Trustee; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
William F. Glavin, Jr.*
Vice President
James E. Masur*
Vice President
Frank J. Rachwalski, Jr.*
Vice President
Howard S. Schneider*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Dividend & Growth Fund
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAILTM - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:
For Class AARP: AARP Investment Program, Attention: Correspondence - Norwell, P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence - Norwell,
P.O. Box 219669, Kansas City, MO 64121-9669.

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